DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

As you read this first annual report of Dreyfus Premier Emerging Markets Fund, it is appropriate, I think, that I introduce the co-managers of the Fund, Ronald Chapman and Daniel Beneat.

Ron Chapman has been head of international equities for us since he joined The Dreyfus Corporation in 1996. In that capacity he manages a total of five of our international and global equity funds.

  A veteran of the financial services industry for 21 years, Ron was previously with the Northern Trust Company in Chicago for 12 years, much of that time in charge of global strategy and management. He began his career as an investment analyst at Continental Illinois Bank. Ron is a graduate of John Carroll University and the Netherlands School of International Business, and received his M.B.A. from the University of Wisconsin.

  Daniel Beneat is a co-portfolio manager of Dreyfus Premier Emerging Markets Fund, as well as a senior emerging markets analyst for our International Investment Team.

  Before joining Dreyfus in 1996, Daniel was a vice president of UBS Asset Management (NY) Inc., where he managed portfolios in the Latin American and U.S. markets. Previously, he was a vice president at Alpha Investment Management Inc. and financial analyst at Worms & Co. Inc. He earned his undergraduate degree and M.B.A. at New York University.

  We have great confidence in the ability of Ron Chapman and Daniel Beneat to manage your assets invested in emerging markets securities.

                                   Sincerely

                                   [Stephen E. Canter signature logo]




                                   Stephen E. Canter

                                   Chief Investment Officer



DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  Dreyfus Premier Emerging Markets Fund, which began operations March 31, 1998, completed its first six months September 30, 1998, which also marks the close of the Fund's first annual reporting period.

  During that time, the Fund' s total return declined roughly as much as its benchmark index, the Morgan Stanley Capital International Emerging Markets Free Index (MSCI/EMF). Growth stock in the Emerging Markets class have suffered from large earnings downgrades generally due to much lower than expected economic growth and much higher interest expenses.

  The performance figures for the Fund's various classes of shares, and for the benchmark, were as follows:

                   Total Return, March 31, 1998 to September 30, 1998*

                           Dreyfus Premier Emerging Markets Fund

                      ________________________________________________

                    Class A Shares                               -42.08%

                    Class B Shares                               -42.32%

                    Class C Shares                               -42.32%

                    Class R Shares                               -42.00%

                    Morgan Stanley Capital International

                      Emerging Markets Free Index (MSCI/EMF)**   -40.41%

ECONOMIC OVERVIEW

  The world' s emerging markets have been mired in an economic crisis for the past 15 months. Some emerging economies had made a large number of unproductive investments over the last decade or so, and their banking systems were weakened as a result. Geographically, the trigger of the crisis was Thailand which devalued its currency in July, 1997. This in turn led to speculative attacks on a number of other currencies in Asia. The South Korean Won, Philippines Peso, Indonesian Rupiah and Malaysian Ringgit all devalued by year-end 1997. The drastic economic recession in Asia following very high economic growth in the late 1980s and early 1990s affected world trade flows, commodity prices, the balance sheet of local and international banks, investment patterns of governments and multinational corporations, and finally consumer purchasing habits. As a result, inflation forecasts have been lowered substantially in the past year and financial markets have begun to worry about whether we are facing an environment that could become deflationary. There is some evidence of deflation. The Asian recession has led to historically low commodity price levels for oil, copper, paper and gold. These contribute a large part of the exports of some emerging nations. Commodity price falls have in turn led to further currency pressures and the devaluation of the Chilean Peso, the South
African  Rand,  the  Mexican  Peso,  the  Colombian Peso and finally the Russian
Ruble.

  Against this difficult backdrop, dedicated emerging markets funds had almost nowhere to hide except in cash. The Dreyfus Premier Emerging Markets Fund has held significant amounts of cash and equivalents since inception. However, many of the growth-oriented stocks your Fund tends to own given its investment approach (see below) were especially hard hit during the period under review. Among these was NICE--Systems, ADR, an Israeli telecommunications equipment company, which fell 61%. Antofagasta Holdings, one of the most exciting mining investments in Latin America, declined by 48%. Finally, Koor Industries, ADS, Israel' s largest holding company with interests in telecommunications, electronics and agrochemicals, fell by 31%. On the other hand, some companies have performed relatively well during this period. STET Hellas Telecommunications, ADS, a Greek cellular operator, was up 15% and Telefonos de Mexico, Cl. L, ADS, the country's largest telecommunications operator, was up 0.2%.

INVESTMENT APPROACH

  The Fund seeks to achieve long-term capital growth by investing in a diversified and structured portfolio of growth companies in emerging markets. The investment process is driven by a macroeconomic top-down process and a bottom-up company and sector analysis focusing on companies exhibiting growth and reasonable value. The top-down country allocation evaluates macroeconomic and geopolitical trends by identifying countries undergoing both market-oriented economic reforms and political reforms that we believe will foster their passage to developed country status over time. We also assess sovereign and market-specific risk by evaluating political stability, judicial independence and fiscal, monetary and foreign exchange policies. Traditional analysis of market earnings growth, interest rate trends and other pertinent variables also serves us. Markets exhibiting positive trends in these areas and reasonable valuation relative to other emerging markets are considered for purchase. The Fund' s investments in a market are reduced or liquidated when a substantial number of the variables mentioned above turn neutral-to-negative or when valuation of that market ceases to be attractive relative to other emerging markets.

  In the bottom-up process, growth and valuation factors are evaluated to determine the company' s attractiveness relative to its sector, local market, region and/or emerging market universe. The bottom-up approach evaluates growth factors for each company such as revenue prospects, operating cash flow, ability to achieve consistent earnings and management' s ability to achieve higher operating margins. The valuation factors for each company consist of price-to-earnings, price-to-book value, price-to-cash flow, enterprise value-to-earnings before tax, depreciation and amortization ratios and dividend yield. Regulatory changes, industry-specific trends, competitive strengths and technological advances are also closely assessed when evaluating various investment alternatives. Company visits play an important role in the stock picking process. Generally, a company will be sold from the Fund if the company' s growth falls below expectations, the valuation target is reached or the weighting in that market is reduced as a result of an asset allocation decision.

Foreign currencies are very difficult to hedge in emerging markets; we believe that the most efficient way to limit losses from currency devaluation is by selling the assets in a specific country when probabilities of a currency devaluation increase due to worsening of economic fundamentals.

CURRENT APPROACH

Emerging markets have not suffered such a serious decline since Latin American nations defaulted in the early 1980s. The collapse of the Mexican currency in late 1994 created a difficult six-month period for the asset class but the global economic impact was much more limited and global economic growth was still accelerating. The passage of the NAFTA treaty in January of 1994 also encouraged the United States Treasury to act very quickly when the Mexican government asked for financial assistance. Fortunately, the contagion effect was
limited   to   several   Latin   American   nations   only   at   that   time.

  Global investors are at historically low allocations to the emerging markets asset class at this point in time. As a result, the volume traded of large capitalization companies in local stock markets has also been at historically low levels. A lesson from the collapse in the Mexican economy of 1995 may be that growth can eventually come back and companies taking advantage of such difficult periods to deleverage themselves and streamline their operations may come out of recessions more profitable and efficient. Of course, we will have to see what, if anything, develops in this regard.

  We believe many attractive investment opportunities can arise from this retreat in emerging markets equities, but we continue to hold high cash levels in the near term. However, our research leads us to conclude that 1999 will be another year of economic difficulties in global emerging markets. Comments on individual regions appear below.

ASIA

The Thai and South Korean economies have fallen into a serious recession after the devaluation of their currencies in 1997. We currently forecast economic growth of -6.0% for both economies in 1998. Fortunately, these economies are currently showing signs of accelerating export growth, an increase in international reserves, an aggressive restructuring of their banking system, and reforms in labor laws to accommodate the restructuring of large enterprises. At this time, many economists believe South Korea and Thailand should experience a very strong rebound in economic growth in 1999. We believe growth will take longer to recover because the world economic environment has started showing signs of slower growth. On the other hand, companies in both markets are starting to look attractive since both their markets are trading at below book value.

  China,  Taiwan  and  India  are  the  only major economies in Asia registering economic  growth  in  1998  and  we  believe  they  should continue to have good relative growth in 1999, albeit slower than historical averages. Year-to-date, the Chinese economy has continued to deteriorate. The main factors are slower exports, weak consumption and devastating floods. The government has decided to stimulate its economy with a $24 billion package to be spent on infrastructure projects in the telecommunications, agriculture and electricity industries. This should help China achieve a 7.0% growth in 1998 and similar growth in 1999. The Chinese authorities are also reforming state-owned enterprises, restructuring the banking system and encouraging the construction of private housing. At this time, we have no exposure to Chinese companies because economic figures still show signs of a slowing economy. Taiwan has suffered less from the regional crisis and should still experience strong growth in 1998. Exports are expected to continue to slow down due to a heavy reliance on electronics, textiles, plastics and steel. The Taiwanese market is currently trading at 15 times 1999 earnings compared to an average of 11 times for the region, implying that investors have stronger confidence in Taiwan than in its regional counterparts. At this time, your Fund holds Taiwan Semiconductor Manufacturing, ADS and Siliconware Precision Industries, GDR in Taiwan, two globally competitive
technology    companies.

Hong Kong has been severely impacted by slower regional growth and slower than expected economic growth in China. Hong Kong's property market, one of the keys to growth, has corrected at least 50% from its high last year and continues to face a difficult environment due to high real interest rates. The banking system has been affected by the devaluations in neighboring nations. The Fund did not hold any Hong Kong securities at the end of the reporting period but valuations are starting to appear attractive. Singapore has also been affected by similar symptoms in its property market and banking system. The resignation of President Suharto in Indonesia and capital controls implemented by Prime Minister Mahathir in Malaysia have surprised financial markets but should lower the risk of a shorter term collapse in their economies. Your Fund has no investments in Indonesia or Malaysia as of September 30, 1998 and is not contemplating any unless significant policy changes take place.

LATIN AMERICA

  After having been affected by the sharp decrease in commodity prices, all Latin economies have been severely impacted by lower export revenues. This has further increased current account deficits across the region. The Russian financial collapse has increased awareness of Brazil's fiscal deficit (7.0% of Gross Domestic Product in 1998) and has forced the Central Bank to increase local interest rates to unsustainably high levels in order to limit the outflow of capital. This obviously threatens the survival of the government's economic blueprint (the Real Plan). Brazilian equities are currently the cheapest assets in the emerging markets asset class, trading at 0.6 times book value. Before taking advantage of current prices, investors are waiting for the outcome of presidential elections to see if the government implements new policies to lower the fiscal deficit to sustainable levels. While Brazil has struggled to maintain the value of its currency, Mexico has opted for a floating exchange rate. This policy has led to a 27% devaluation year-to-date in the Mexican peso and an expected slowdown in economic growth to 4.0% in 1998. Corporate earnings are being impacted by higher interest rate expenses and lower revenue expectations. At this time, the Mexican market is trading at only 8 times 1999 earnings projections, reflecting good value. However, many investors seem to be waiting for the situation to stabilize before stepping in. The other economies have equally felt the impact of slower Asian growth and much lower export revenue leading to devaluations in Chile, Colombia and Ecuador.

  Your Fund's holdings in Latin America include: Compania de Telecomunicaciones de Chile, ADS, Chile's largest telecommunications company, Santa Isabel, ADS, a Chilean supermarket company, Grupo Carso, Ser Al, a Mexican holding company and Telefonos de Mexico, Cl. L, ADS, the largest telecommunications company in Mexico.

EUROPE, MIDDLE EAST AND AFRICA

  The Eastern European markets have also faced a difficult environment due to the increase in interest rates across emerging markets and the collapse of the Russian economy. Although the economies of Hungary, Poland and the Czech Republic are not heavily reliant on Russian exports, their banking systems have had some exposure. Eastern European countries continue to benefit from sustainable economic growth and should benefit from the restructuring process currently taking place in developed Europe. Israel has performed well in this environment year-to-date and continues to benefit from declining interest rates. Finally, South Africa has also suffered a devaluation in its currency due to
much    lower    commodity    prices.

  Holdings in this region include MOL Magyar Olaj-es Gazipari, GDR, a Hungarian oil and gas company, Bank Hapoalim, an Israeli financial institution, and Real Africa Holdings, a South African conglomerate.

  As managers of Dreyfus Premier Emerging Markets Fund, we look forward to communicating our updated view on emerging markets in our next correspondence with you.

              Sincerely yours,



           [Ronald Chapman logo signature]     [Daniel Beneat signature logo]


           Ronald Chapman                       Daniel Beneat

           Co-Portfolio Manager                 Co-Portfolio Manager

October 23, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**Source:   LIPPER  ANALYTICAL  SERVICES,  INC.--The  Morgan  Stanley  Capital
International Emerging Markets Free Index (MSCI/EMF), which is the property of Morgan Stanley & Co. Incorporated, is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America, and the Pacific Basin and includes gross dividends reinvested. The MSCI/EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.


DREYFUS PREMIER EMERGING MARKETS FUND                      SEPTEMBER 30, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER EMERGING
MARKETS FUND CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES
   AND THE  MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX

                                    Dollars

$5,959

Morgan Stanley Capital International Emerging Markets Free Index*

$5,800

Dreyfus Premier Emerging Markets Fund (Class R Shares)

$5,710

Dreyfus Premier Emerging Markets Fund (Class C Shares)

$5,537

Dreyfus Premier Emerging Markets Fund (Class B Shares)

$5,460

Dreyfus Premier Emerging Markets Fund (Class A Shares)

*Source: Lipper Analytical Services, Inc.

Actual Aggregate Total Returns
-----------------------------------------------------------------------------

                            Class A Shares                                                   Class B Shares

   _______________________________________________________            _________________________________________________________
                                                                                                             % Return Reflecting

                                               % Return                                                     Applicable Contingent

                                              Reflecting                                      % Return         Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No         Charge Upon

Period Ended 9/30/98      Sales Charge   Sales Charge (5.75%)     Period Ended 9/30/98       Redemption          Redemption*

___________________       ____________     ________________       ________________           __________       _________________

From Inception (3/31/98)     (42.08)%         (45.40)%            From Inception (3/31/98)    (42.32)%              (44.63)%

                       Class C Shares                                                    Class R Shares

   _______________________________________________________           _________________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                             % Return       Deferred Sales

                             Assuming         Charge Upon

Period Ended 9/30/98      No Redemption      Redemption**         Period Ended 9/30/98

___________________       ____________    __________________      ________________

From Inception (3/31/98)    (42.32)%          (42.90)%            From Inception (3/31/98)   (42.00)%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Dreyfus Premier Emerging Markets Fund on 3/31/98 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Free Index on that date. All dividends and capital gain distributions are reinvested.

The Fund' s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the maximum contingent deferred sales charge on Class B and Class C shares and all other applicable fees and expenses on all classes. The Morgan Stanley Capital International Emerging Markets Free Index, which is the property of Morgan Stanley & Co. Incorporated, is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI/EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. The Index does not  take  into  account  charges,  fees  and  other expenses and includes gross
dividends   reinvested.  Further  information  relating  to  Fund  performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS                                   SEPTEMBER 30, 1998

Common Stocks--45.5%                                                                                 Shares            Value
-------------------------------------------------------                                           ___________       ___________
                       Chile--4.9%  Compania de Telecomunicaciones de Chile, ADS . . . . .              1,500       $    28,688

                                    Santa Isabel, ADS  . . . . . . . . . . . . . . . . . .              5,000            28,437

                                                                                                                    ___________

                                                                                                                         57,125

                                                                                                                    ___________

                      Greece--9.8%  Hellenic Telecommunication Organization  . . . . . . .              2,000            48,043

                                    National Bank of Greece  . . . . . . . . . . . . . . .                300            40,524

                                    STET Hellas Telecommunications, ADS  . . . . . . . . .                850 (a)        26,350

                                                                                                                    ___________

                                                                                                                        114,917

                                                                                                                    ___________

                     Hungary--4.3%  MOL Magyar Olaj-es Gazipari, GDR . . . . . . . . . . .              1,500            28,875

                                    Magyar Tavkozlesi, ADS . . . . . . . . . . . . . . . .              1,000            21,688

                                                                                                                    ___________

                                                                                                                         50,563

                                                                                                                    ___________

                      Israel--3.6%  Bank Hapoalim  . . . . . . . . . . . . . . . . . . . .              6,000 (a)        14,650

                                    Koor Industries, ADS . . . . . . . . . . . . . . . . .                800            13,100

                                    NICE-Systems, ADR  . . . . . . . . . . . . . . . . . .              1,000 (a)        14,750

                                                                                                                    ___________

                                                                                                                         42,500

                                                                                                                    ___________

                      Mexico--5.4%  Corporacion GEO, Ser. B  . . . . . . . . . . . . . . .              7,000 (a)        13,753

                                    Grupo Carso, Ser. A1 . . . . . . . . . . . . . . . . .             10,000            28,094

                                    Telefonos de Mexico, Cl. L, ADS  . . . . . . . . . . .                500            22,125

                                                                                                                    ___________

                                                                                                                         63,972

                                                                                                                    ___________

                    Portugal--3.6%  Banco Portugues do Atlantico . . . . . . . . . . . . .                400 (a)         6,818

                                    Portugal Telecom, ADS  . . . . . . . . . . . . . . . .              1,000            36,000

                                                                                                                    ___________

                                                                                                                         42,818

                                                                                                                    ___________

                South Africa--7.4%  Carson Holdings  . . . . . . . . . . . . . . . . . . .             14,000            17,958

                                    Real Africa Holdings . . . . . . . . . . . . . . . . .             19,291 (a)        68,373

                                                                                                                    ___________

                                                                                                                         86,331

                                                                                                                    ___________

                      Taiwan--4.5%  Siliconware Precision Industries, GDR  . . . . . . . .              3,500 (a)        28,875

                                    Taiwan Semiconductor Manufacturing, ADS  . . . . . . .              2,000 (a)        24,500

                                                                                                                    ___________

                                                                                                                         53,375

                                                                                                                    ___________

              United Kingdom--2.0%  Antofagasta Holdings . . . . . . . . . . . . . . . . .              8,000            22,970

                                                                                                                    ___________

                                    TOTAL COMMON STOCKS

                                        (cost $715,195)  . . . . . . . . . . . . . . . . .                           $  534,571

                                                                                                                    ___________


DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                    Principal

Short-Term Investments--53.4%                                                                        Amount            Value
-------------------------------------------------------                                           ___________        __________

              U.S. Treasury Bills:  4.94%, 10/22/98  . . . . . . . . . . . . . . . . . . .        $    16,000      $     15,970

                                    4.85%, 10/29/98  . . . . . . . . . . . . . . . . . . .             84,000            83,718

                                    4.63%, 12/17/98  . . . . . . . . . . . . . . . . . . .            532,000           527,254

                                                                                                                    ___________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $626,365)  . . . . . . . . . . . . . . . . .                          $   626,942

                                                                                                                    ___________


TOTAL INVESTMENTS (cost $1,341,560). . . . . . . . . . . . . . . . . . . . . . . . . . . .              98.9%        $1,161,513

                                                                                                      _______       ___________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.1%     $      12,575

                                                                                                      _______       ___________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%        $1,174,088

                                                                                                      _______       ___________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                        SEPTEMBER 30, 1998

                                                                                                      Cost             Value

                                                                                                  ___________        __________
ASSETS:                          Investments in securities--See Statement of Investments . .       $1,341,560        $1,161,513

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                               48,678

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                                2,989

                                 Due from The Dreyfus Corporation  . . . . . . . . . . . .                                2,730

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                                7,585

                                                                                                                    ___________

                                                                                                                      1,223,495

                                                                                                                    ___________

LIABILITIES:                     Due to Distributor  . . . . . . . . . . . . . . . . . . .                                  359

                                 Payable for investment securities purchased . . . . . . .                               29,575

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               19,473

                                                                                                                    ___________

                                                                                                                         49,407

                                                                                                                    ___________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $1,174,088

                                                                                                                    ___________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                           $2,027,994

                                 Accumulated undistributed investment income--net  . . . .                                4,760

                                 Accumulated net realized gain (loss) on investments

                                   and foreign currency transactions . . . . . . . . . . .                             (678,619)

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments and foreign currency
                                   transactions--Note 3  . . . . . . . . . . . . . . . . .                             (180,047)

                                                                                                                    ___________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $1,174,088

                                                                                                                   ___________


                                                     NET ASSET VALUE PER SHARE

                                                 _____________________________

                                                                Class A           Class B           Class C           Class R

                                                               _________          _________         _________         _________

Net Assets . . . . . . . . . . . . . . . . . . . . . .          $822,408           $120,405          $115,344          $115,931

Shares Outstanding . . . . . . . . . . . . . . . . . .           113,621             16,700            16,000            16,000

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .             $7.24              $7.21             $7.21             $7.25

                                                                  ______             ______            ______            ______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998

INVESTMENT INCOME

INCOME:             Cash dividends (net of $822 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . . . . . .         $   12,788

                                 Interest  . . . . . . . . . . . . . . . . . . . . . . . .             12,392

                                                                                                   __________

                                        Total Income . . . . . . . . . . . . . . . . . . .                           $   25,180

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .             10,583

                                 Legal fees  . . . . . . . . . . . . . . . . . . . . . . .             18,078

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .             10,497

                                 Auditing fees . . . . . . . . . . . . . . . . . . . . . .             10,000

                                 Registration fees . . . . . . . . . . . . . . . . . . . .              3,309

                                 Shareholder servicing costs--Note 2(c)  . . . . . . . . .              3,100

                                 Prospectus and shareholders' reports  . . . . . . . . . .              2,019

                                 Distribution fees--Note 2(b)  . . . . . . . . . . . . . .              1,268

                                 Directors' fees and expenses--Note 2(d) . . . . . . . . .                244

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              3,298

                                                                                                   __________

                                        Total Expenses . . . . . . . . . . . . . . . . . .             61,415

                                 Less--expense reimbursement from Dreyfus

                                    due to undertaking--Note 2(a)  . . . . . . . . . . . .            (40,995)

                                                                                                   __________

                                        Net Expenses . . . . . . . . . . . . . . . . . . .                               20,420

                                                                                                                     __________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                4,760

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                    Net realized gain (loss) on investments and

                                    foreign currency transactions  . . . . . . . . . . . .          $(678,619)

                                 Net unrealized appreciation (depreciation) on investments

                                    and foreign currency transactions  . . . . . . . . . .          (180,047)

                                                                                                  __________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                             (858,666)

                                                                                                                     __________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                            $(853,906)

                                                                                                                     __________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998

OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $      4,760

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (678,619)

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . . . . . . . . . . . .         (180,047)

                                                                                                                  ___________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . . . . . . . . . . . . . .         (853,906)

                                                                                                                ___________

CAPITAL STOCK TRANSACTIONS:

 Net proceeds from shares sold:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,420,000

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          207,994

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          200,000

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          200,000

                                                                                                                  ___________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . . . . . . . . . . . . . .        2,027,994

                                                                                                                  ___________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,174,088

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         ----

                                                                                                                  ___________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $1,174,088

                                                                                                                  ___________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $      4,760

                                                                                                                  ___________

CAPITAL SHARE TRANSACTIONS:

 Class A

 _______

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          113,621

                                                                                                                     ________


  Class B

  _______

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16,700

                                                                                                                     ________


  Class C

  _______

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16,000

                                                                                                                     ________


  Class R

  _______

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16,000

                                                                                                                     ________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from March 31, 1998 (commencement of operations) to September 30, 1998. This information has been derived from the Fund's financial statements.


                                                                          Class A        Class B        Class C        Class R

                                                                          ________       ________       ________       ________

PER SHARE DATA:
   Net asset value, beginning of period  . . . . . . . . . . . . .        $  12.50       $  12.50      $  12.50        $  12.50

                                                                          ________       ________      ________        ________

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . . .             .04            .00(1)        .00(1)          .05

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . . . . .           (5.30)         (5.29)         (5.29)         (5.30)

                                                                          ________       ________      ________        ________

   Total from Investment Operations  . . . . . . . . . . . . . . .           (5.26)         (5.29)        (5.29)          (5.25)

                                                                          ________       ________      ________        ________

   Net asset value, end of period  . . . . . . . . . . . . . . . .         $  7.24        $  7.21       $  7.21         $  7.25

                                                                          ________       ________      ________        ________


TOTAL INVESTMENT RETURN (2). . . . . . . . . . . . . . . . . . . .          (42.08%)(3)    (42.32%)(3)   (42.32%)(3)     (42.00%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets (2) . . . . . . . . . .            1.15%          1.54%          1.53%          1.03%

   Ratio of net investment income (loss)

       to average net assets (2) . . . . . . . . . . . . . . . . .             .35%          (.04%)         (.03%)          .47%

   Decrease reflected in above expense ratios

       due to undertaking by the Manager (2) . . . . . . . . . . .            2.44%          2.48%          2.43%          2.44%

   Portfolio Turnover Rate (2) . . . . . . . . . . . . . . . . . .          234.00%        234.00%        234.00%        234.00%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . .            $822           $120           $115           $116
-----------------------------

(1)  Amount represents less than $.01 per share.

(2)  Not annualized.

(3)  Exclusive of sales load.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier Emerging Markets Fund (the "Fund" ) is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ) as an open-end management investment company and operates as a series company currently offering four series, including the Fund which commenced operations on March 31, 1998. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

  As of September 30, 1998, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

                    Class A  . .. . . .112,000. Class C . . . . 16,000

                    Class B  . .. . . . 16,000. Class R . . . . 16,000

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $170 during the period ended September 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the Fund' s average daily net assets and is payable monthly. The Manager had undertaken from March 31, 1998 through September 30, 1998 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates commitment fees) and extraordinary expenses exceeded an annual rate of 2.25% of the value of the Fund' s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $40,995 during the period ended September 30, 1998.

  Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $86 during the period ended September 30, 1998 from commissions earned on sales of the Fund's shares.

(B) Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of their average daily net assets. During the period ended September 30, 1998, Class B and Class C shares were charged $642 and $626, respectively, pursuant to the Distribution Plan.

  (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor a fee at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 1998, Class A, Class B and Class C shares were charged $1,484, $214 and $209, respectively, pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1998, the Fund was charged $51 pursuant to the transfer agency agreement.

DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1998, amounted to $3,623,858 and $2,229,692, respectively.

  At September 30, 1998, accumulated net unrealized depreciation on investments was $180,047, consisting of $5,844 gross unrealized appreciation and $185,891 gross unrealized depreciation.

At September 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER EMERGING MARKETS FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS PREMIER EMERGING MARKETS FUND

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Emerging Markets Fund (one of the Series constituting Dreyfus Premier Equity Funds, Inc.) as of September 30, 1998, and the related statements of operations and changes in net assets and financial highlights for the period from March 31, 1998 (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Emerging Markets Fund at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 31, 1998 to September 30, 1998, in conformity with generally accepted accounting principles.







New York, New York

November 11, 1998


DREYFUS PREMIER EMERGING

MARKETS FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940












Printed in U.S.A.                                              329AR989

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                               EMERGING MARKETS

                                     FUND
-------------------------------------------------------------------------------

                              SEPTEMBER 30, 1998